Date: August 2, 2017

Media Contact:	Investor Contact:
Michael Kinney	Dennis Puma
732-938-1031	732-938-1229
mkinney@njresources.com	dpuma@njresources.com

New Jersey Resources Reports Fiscal 2017 Third-Quarter Results
And Reaffirms Earnings Guidance

WALL, N.J. — Today, New Jersey Resources (NYSE: NJR) reported results for the third quarter of fiscal 2017. Key highlights for the quarter include:

•	Consolidated net income of $19 million, compared with a net loss of $17.4 million during the third quarter of fiscal 2016.

•	Consolidated net financial earnings (NFE), a non-GAAP financial measure, of $17.4 million, up 59 percent compared with the third quarter of fiscal 2016.

•	New base rates and customer growth led to 65 percent NFE growth at New Jersey Natural Gas (NJNG), compared with the third quarter of fiscal 2016.

•
NJR Clean Energy Ventures (NJRCEV), a leading solar provider in the state, completed three commercial installations with a total capacity of 22.5 megawatts (MWs); strong demand for residential solar continues.

•	Quarterly dividend of $.255 declared on July 11, 2017.

“Building on the strength of our diverse portfolio of energy assets and our talented employees, we delivered solid third-quarter results. Our performance was driven by higher utility base rates, overall customer growth and strong contributions from our clean energy and midstream segments,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “Our performance is on track to meet our fiscal 2017 net financial earnings guidance range of $1.65 to $1.75 per share.”

Net income for the third quarter of fiscal 2017 totaled $19 million, or $.22 per share, compared with a net loss of $17.4 million, or $.20 per share, during the same period last year. Third-quarter fiscal 2017 NFE totaled $17.4 million, or $.20 per share, compared with $11 million, or $.13 per share, during the same period last year.

Fiscal 2017 year-to-date net income totaled $168.6 million, or $1.95 per share, compared with $106.3 million, or $1.24 per share, during the same period in fiscal 2016. Fiscal 2017 year-to-date NFE totaled $161.9 million, or $1.88 per share, compared with $140.1 million, or $1.63 per share, during the same period in fiscal 2016.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

A reconciliation of net income to NFE for the three and nine months ended June 30 of fiscal years 2017 and 2016 is provided below.

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands)	2017	2016	2017	2016
Net income (loss)	$18,957	$(17,363)	$168,588	$106,272
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(15,981)	55,875	(42,534)	57,910
Tax effect	5,985	(20,282)	15,907	(21,021)
Effects of economic hedging related to natural gas inventory	13,203	(11,380)	29,592	(8,621)
Tax effect	(4,947)	4,130	(11,077)	3,129
Net income to NFE tax adjustment	178	(8)	1,408	2,475
Net financial earnings	$17,395	$10,972	$161,884	$140,144

Weighted Average Shares Outstanding
Basic	86,408	85,960	86,257	85,823
Diluted	87,267	85,960	87,088	86,691

Basic earnings (loss) per share	$0.22	$(0.20)	$1.95	$1.24
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(0.18)	0.65	(0.49)	0.67
Tax effect	0.07	(0.24)	0.19	(0.25)
Effects of economic hedging related to natural gas inventory	0.15	(0.13)	0.34	(0.10)
Tax effect	(0.06)	0.05	(0.13)	0.04
Net income to NFE tax adjustment	—	—	0.02	0.03
Basic NFE per share	$0.20	$0.13	$1.88	$1.63

NFE is a financial measure not calculated in accordance with generally accepted accounting principles (GAAP) of the United States as it excludes all unrealized, and certain realized, gains and losses associated with derivative instruments, net of applicable tax adjustments. For further discussion of this financial measure, please see the explanation below under “Non-GAAP Financial Information.”

A table summarizing our key performance metrics for the three and nine months ended June 30 of fiscal years 2017 and 2016, is provided below.

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
($ in Thousands)	2017	2016	2017	2016
Net Income (Loss)	$18,957	$(17,363)	$168,588	$106,272
EPS	$0.22	$(0.20)	$1.95	$1.24
NFE	17,395	10,972	161,884	140,144
NFE per Share	$0.20	$0.13	$1.88	$1.63

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

A table detailing NFE for the three and nine months ended June 30 of fiscal years 2017 and 2016 is provided below.

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands)	2017	2016	2017	2016
Net financial earnings (loss)
New Jersey Natural Gas	$5,951	$3,607	$96,532	$83,494
NJR Midstream	2,959	2,338	10,294	6,910
Subtotal Regulated	8,910	5,945	106,826	90,404
NJR Clean Energy Ventures	6,276	2,440	31,861	21,898
NJR Energy Services	933	276	20,166	27,585
NJR Home Services and Other	1,295	2,418	3,545	662
Subtotal Non-Regulated	8,504	5,134	55,572	50,145
Subtotal	17,414	11,079	162,398	140,549
Eliminations	(19)	(107)	(514)	(405)
Total	$17,395	$10,972	$161,884	$140,144

NJR Reaffirms Fiscal 2017 NFE Guidance:

NJR reaffirmed fiscal 2017 NFE guidance of $1.65 to $1.75 per share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” NJR expects its regulated businesses to generate between 60 to 75 percent of total NFE, with NJNG continuing to be the largest contributor. The following chart represents NJR’s current expected contributions from its subsidiaries for fiscal 2017:

Company	Expected Fiscal 2017 Net Financial Earnings Contribution
New Jersey Natural Gas	55 to 65 percent
NJR Midstream	5 to 10 percent
Total Regulated	60 to 75 percent
NJR Clean Energy Ventures	15 to 25 percent
NJR Energy Services	5 to 15 percent
NJR Home Services	1 to 3 percent

In providing fiscal 2017 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

Regulated Business Update:

New Jersey Natural Gas

Reported NFE of $6 million in the third quarter of fiscal 2017, compared with $3.6 million during the same period in fiscal 2016. Results were driven primarily by higher base rates and utility gross margin from new customer additions.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

Customer Growth:

•	Fiscal year-to-date (FYTD), 6,231 new customers added, compared with 5,289 in the same period last year.

•	As previously reported, 9,000 new and conversion customers are expected to be added in fiscal 2017, with an associated contribution of $5.2 million to utility gross margin.

•
NJNG expects to invest approximately $107 million in capital expenditures through fiscal 2019 to add 26,000 to 28,000 new customers during that period, representing an annual growth rate of 1.7 percent and a cumulative increase in utility gross margin of approximately $15.6 million. For more information on utility gross margin, please see “Non-GAAP Financial Information” below.

Infrastructure Update:

The Southern Reliability Link (SRL) is a proposed 30-mile transmission pipeline designed to provide a secondary interstate feed into the southern end of NJNG’s delivery system to enhance resiliency and supplier diversity. It has been approved by the New Jersey Board of Public Utilities (BPU) and the New Jersey Department of Environmental Protection.

•
On July 26, 2017, the New Jersey Pinelands commission held a public meeting to accept public comment on the SRL; we anticipate that the Commission will vote on our application for a Certificate of Filing this fall.

•	Work to obtain the necessary easements and road opening permits continues. Once approved, the construction process will begin with the SRL expected to be in service in late fiscal 2018.

New Jersey Reinvestment in System Enhancement (NJ RISE) Program is a five-year, $102.5 million investment that began in 2014 to enhance system resiliency and improve NJNG's service disruption response capabilities.

•	Reconstruction of the Ship Bottom Regulator Station on Long Beach Island is entering the final construction stage and expected to be operational by September 2017.

•
The next project will be the installation of a secondary natural gas distribution main in the northern section of the Seaside barrier island in Ocean County, New Jersey, and improvements to the associated primary and backup regulator stations.

•	The three remaining projects are in the permitting phase and expected to be completed in fiscal 2019.

Safety Acceleration and Facilities Enhancement (SAFE) Program II is a five-year program designed to replace the remaining 276 miles of unprotected steel main and associated services in NJNG’s distribution system. As a condition of the BPU’s approval, NJNG is required to file a base rate case no later than November 2019.

•	FYTD, $24.7 million has been invested to replace 38.2 miles of unprotected steel main and services.

•
NJNG will earn an Allowance for Funds Used During Construction (AFUDC) on its invested capital during construction, and request base rate increases for the approved $157.5 million of SAFE II spending in annual filings.

•
An annual petition was filed with the BPU on March 31, 2017 and updated on July 20, 2017 requesting a base rate increase effective October 1, 2017 in the amount of $4.1 million to recover NJ RISE and SAFE II capital investments for the period ending June 30, 2017.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

Basic Gas Supply Service (BGSS) Incentive Programs:

•
Contributed $10.1 million FYTD to utility gross margin compared with $11.7 million during the same period in fiscal 2016, reflecting a decrease in the value of capacity and lower volumes associated with the capacity release program.

Energy Efficiency:

•	The SAVEGREEN Project®, NJNG’s energy-efficiency program, invested $10.2 million FYTD in grants and financing options designed to help customers upgrade to high-efficiency natural gas equipment.

•
The program is approved to invest $220 million over its life and authorized to earn an overall return on its investments, ranging from 6.69 to 7.76 percent, with a return on equity (ROE) that ranges from 9.75 to 10.3 percent.

NJR Midstream

Reported NFE of $3 million in the third quarter of fiscal 2017, compared with $2.3 million during the same period in fiscal 2016. The improved results were due primarily to AFUDC associated with the PennEast Pipeline project.

•	The PennEast Pipeline received its Final Environmental Impact Statement from the Federal Energy Regulatory Commission (FERC) on April 7, 2017.

•	The 90-day Federal Authorization Decision Deadline was July 7, 2017. PennEast estimates the system will be in service by the first quarter of fiscal 2019.

Non-Regulated Business Update:

NJR Clean Energy Ventures

Reported NFE of $6.3 million in the third quarter of fiscal 2017, compared with $2.4 million during the same period in fiscal 2016. The improvement in NFE was due to an increase in tax credits.

•	Three commercial solar projects were placed into service, adding 22.5 MWs to growing its portfolio of solar assets.

•	FYTD, The Sunlight Advantage® residential solar program added 1,008 new customers, compared with 614 during the same period in fiscal 2016.

•
Solar-related capital expenditures for projects eligible for investment tax credits (ITC) during fiscal 2017 are expected to be between $95 million and $105 million, compared with $85.6 million during fiscal 2016.

NJR Energy Services (NJRES)

•
Reported NFE of $933,000 in the third quarter of fiscal 2017, compared with $276,000 during the same period in fiscal 2016. Higher quarterly results were due primarily to decreased operation and maintenance expense.

•
Results for fiscal 2017 were affected by unseasonable weather, and while NJRES is expected to generate results within the guidance range for this year, we anticipate these results will be lower than fiscal 2016.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

Capital Expenditures and Cash Flows:

NJR is committed to maintaining a strong financial profile while continuing to invest capital in regulated and non-regulated projects.

•
For the third quarter of fiscal 2017, capital expenditures were $97.8 million; FYTD, capital expenditures were $246.5 million, of which $142.5 million were related to regulated assets. This level compares with $254.2 million spent for the nine months ended June 30, 2016, of which $142.1 million was related to regulated assets.

•
NJR currently expects aggregate capital expenditures of approximately $352 million and dividend payments of approximately $86 million for fiscal 2017, of which approximately $228 million will be funded from operating cash flows, $194 million from additional debt and $16 million from equity issuances.

•
FYTD, NJR generated operating cash flows of $223.1 million, compared with $96.6 million for the nine months ended June 30, 2016. The increase is attributable to higher base rates and lower broker margin requirements, as well as a discretionary contribution of $30 million to NJR’s pension plan during fiscal 2016 that was not required in fiscal 2017.

Estimated Effective Tax Rate:

NJR’s estimated annual effective tax rate is 13.1 percent, compared with 10.3 percent during the same period of the previous year. Accordingly, $37.3 million related to tax credits net of deferred taxes were recognized during the first nine months of fiscal 2017, compared with $24.7 million net of deferred taxes, in the same period last year.

For NFE purposes, the effective tax rate for fiscal 2017 is estimated at 10.6 percent and $45.4 million of tax credits were recognized in the first nine months of fiscal 2017, compared with a 16.6 percent tax rate and $32.9 million of tax credits during the same period last year.

Webcast Information:

NJR will host a live webcast to discuss its financial results today at 10 a.m. EST. A few minutes prior to the webcast, go to njresources.com and select “Investor Relations,” then scroll down to the “Events & Presentations” section and click on the webcast link.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to,

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

certain statements regarding NJR’s NFE guidance for fiscal 2017, forecasted contribution of business segments to fiscal 2017 NFE, future NJNG customer growth, future NJR capital expenditures and infrastructure investments, NJRCEV’s ITC-eligible projects, future base rate cases, earnings growth as well as the PennEast Pipeline project.

The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, NJRES operations and on our risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals and land use rights such as those necessary for the PennEast Pipeline project, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments and NJNG’s infrastructure projects in a timely manner; risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership; risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and Production Tax Credits (PTCs), the future market for Solar Renewable Energy Credits (SRECs) and electricity prices, and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through future base rate case filings; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 22, 2016, which is available on the SEC’s website at sec.gov. Information included in this release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Information:

This release includes the non-GAAP financial measures NFE (losses), financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

NFE (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity contracts is reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations that move in relation to each other. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin. Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s 2016 Form 10-K, Item 7.

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of six primary businesses:

•
New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,300 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

•
NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of more than 300 megawatts, providing residential and commercial customers with low-carbon solutions.

•
NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

•
NJR Retail Services (NJRRS), established in April 2017, is NJR’s newest subsidiary, and upon its receipt of necessary state retail licenses, plans to begin providing retail natural gas supply and transportation services to commercial, industrial and municipal customers in New Jersey, Pennsylvania, Maryland and Delaware. All services will be backed by NJR’s strong risk trading group and risk management team. NJRRS will also perform operation services, such as pricing, hedging, nominations, balancing and scheduling. NJRRS will offer flexible supply options, competitive pricing and high-quality service to meet customer needs.

•
NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

•
NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:
www.njresources.com.
Follow us on Twitter @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.
Download our free NJR investor relations app for iPad, iPhone and Android.

NJR-E

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

NEW JERSEY RESOURCES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands, except per share data)	2017	2016	2017	2016
OPERATING REVENUES
Utility	$121,362	$119,206	$602,464	$513,348
Nonutility	336,161	274,007	1,129,633	898,316
Total operating revenues	457,523	393,213	1,732,097	1,411,664
OPERATING EXPENSES
Gas purchases
Utility	47,124	45,700	220,889	174,739
Nonutility	299,971	288,510	1,005,231	830,481
Related parties	2,076	2,108	6,259	6,259
Operation and maintenance	55,613	51,467	160,183	150,825
Regulatory rider expenses	5,216	6,360	37,710	37,203
Depreciation and amortization	20,760	18,671	60,348	52,897
Energy and other taxes	8,796	8,726	42,382	34,205
Total operating expenses	439,556	421,542	1,533,002	1,286,609
OPERATING INCOME (LOSS)	17,967	(28,329)	199,095	125,055
Other income, net	3,273	2,306	12,387	6,432
Interest expense, net	11,164	7,787	33,215	21,933
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	10,076	(33,810)	178,267	109,554
Income tax (benefit) provision	(5,816)	(14,190)	20,134	10,347
Equity in earnings of affiliates	3,065	2,257	10,455	7,065
NET INCOME (LOSS)	$18,957	$(17,363)	$168,588	$106,272

EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.22	$(0.20)	$1.95	$1.24
Diluted	$0.22	$(0.20)	$1.94	$1.23

DIVIDENDS DECLARED PER COMMON SHARE	$0.255	$0.24	$0.77	$0.72

AVERAGE SHARES OUTSTANDING
Basic	86,408	85,960	86,257	85,823
Diluted	87,267	85,960	87,088	86,691

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands)	2017	2016	2017	2016
NEW JERSEY RESOURCES

A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings, is as follows:

Net income (loss)	$18,957	$(17,363)	$168,588	$106,272
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(15,981)	55,875	(42,534)	57,910
Tax effect	5,985	(20,282)	15,907	(21,021)
Effects of economic hedging related to natural gas inventory	13,203	(11,380)	29,592	(8,621)
Tax effect	(4,947)	4,130	(11,077)	3,129
Net income to NFE tax adjustment	178	(8)	1,408	2,475
Net financial earnings	$17,395	$10,972	$161,884	$140,144

Weighted Average Shares Outstanding
Basic	86,408	85,960	86,257	85,823
Diluted	87,267	85,960	87,088	86,691

A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share, is as follows:

Basic earnings (loss) per share	$0.22	$(0.20)	$1.95	$1.24
Add:
Unrealized (gain) loss on derivative instruments and related transactions	$(0.18)	$0.65	$(0.49)	$0.67
Tax effect	$0.07	$(0.24)	$0.19	$(0.25)
Effects of economic hedging related to natural gas inventory	$0.15	$(0.13)	$0.34	$(0.10)
Tax effect	$(0.06)	$0.05	$(0.13)	$0.04
Net income to NFE tax adjustment	$—	$—	$0.02	$0.03
Basic NFE per share	$0.20	$0.13	$1.88	$1.63

NATURAL GAS DISTRIBUTION

A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows:

Operating revenues	$121,362	$119,206	$602,464	$513,348
Less:
Gas purchases	49,448	51,337	229,357	182,846
Energy and other taxes	6,208	6,112	33,796	26,266
Regulatory rider expense	5,216	6,360	37,710	37,203
Utility gross margin	$60,490	$55,397	$301,601	$267,033

NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands)	2017	2016	2017	2016
CLEAN ENERGY VENTURES

A reconciliation of net income to net financial earnings, is as follows:

Net income	$6,098	$2,448	$30,453	$19,423
Add:
Net income to NFE tax adjustment	178	(8)	1,408	2,475
Net financial earnings	$6,276	$2,440	$31,861	$21,898

NJR ENERGY SERVICES

The following table is a computation of financial margin:

Operating revenues	$307,139	$250,307	$1,064,607	$848,958
Less: Gas purchases	301,106	289,703	1,008,675	843,936
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(15,672)	56,513	(41,661)	60,558
Effects of economic hedging related to natural gas inventory	13,203	(11,380)	29,592	(8,621)
Financial margin	$3,564	$5,737	$43,863	$56,959

A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows:

Operating income (loss)	$1,288	$(44,904)	$40,918	$(8,916)
Add:
Operation and maintenance expense	4,359	5,232	13,828	13,163
Depreciation and amortization	16	23	49	69
Other taxes	370	253	1,137	706
Subtotal	6,033	(39,396)	55,932	5,022
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(15,672)	56,513	(41,661)	60,558
Effects of economic hedging related to natural gas inventory	13,203	(11,380)	29,592	(8,621)
Financial margin	$3,564	$5,737	$43,863	$56,959

A reconciliation of net income to net financial earnings, is as follows:

Net income (loss)	$2,475	$(28,473)	$27,717	$(5,499)
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(15,672)	56,513	(41,661)	60,558
Tax effect	5,874	(20,514)	15,595	(21,982)
Effects of economic hedging related to natural gas, net of taxes	13,203	(11,380)	29,592	(8,621)
Tax effect	(4,947)	4,130	(11,077)	3,129
Net financial earnings	$933	$276	$20,166	$27,585

NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
(Thousands, except per share data)	2017	2016	2017	2016
NEW JERSEY RESOURCES

Operating Revenues
Natural Gas Distribution	$121,362	$119,206	$602,464	$513,348
Clean Energy Ventures	14,915	12,703	35,425	28,159
Energy Services	307,139	250,307	1,064,607	848,958
Midstream	—	—	—	—
Home Services and Other	14,408	14,408	32,918	31,912
Sub-total	457,824	396,624	1,735,414	1,422,377
Eliminations	(301)	(3,411)	(3,317)	(10,713)
Total	$457,523	$393,213	$1,732,097	$1,411,664

Operating Income (Loss)
Natural Gas Distribution	$12,351	$9,384	$159,684	$132,170
Clean Energy Ventures	1,016	1,734	(4,636)	(2,884)
Energy Services	1,288	(44,904)	40,918	(8,916)
Midstream	(355)	(271)	(757)	(885)
Home Services and Other	1,991	3,820	(568)	(826)
Sub-total	16,291	(30,237)	194,641	118,659
Eliminations	1,676	1,908	4,454	6,396
Total	$17,967	$(28,329)	$199,095	$125,055

Equity in Earnings of Affiliates
Midstream	$4,049	$3,359	$13,499	$10,412
Eliminations	(984)	(1,102)	(3,044)	(3,347)
Total	$3,065	$2,257	$10,455	$7,065

Net income (loss)
Natural Gas Distribution	$5,951	$3,607	$96,532	$83,494
Clean Energy Ventures	6,098	2,448	30,453	19,423
Energy Services	2,475	(28,473)	27,717	(5,499)
Midstream	2,959	2,338	10,294	6,910
Home Services and Other	1,295	2,418	3,545	662
Sub-total	18,778	(17,662)	168,541	104,990
Eliminations	179	299	47	1,282
Total	$18,957	$(17,363)	$168,588	$106,272

Net financial earnings (loss)
Natural Gas Distribution	$5,951	$3,607	$96,532	$83,494
Clean Energy Ventures	6,276	2,440	31,861	21,898
Energy Services	933	276	20,166	27,585
Midstream	2,959	2,338	10,294	6,910
Home Services and Other	1,295	2,418	3,545	662
Sub-total	17,414	11,079	162,398	140,549
Eliminations	(19)	(107)	(514)	(405)
Total	$17,395	$10,972	$161,884	$140,144

Throughput (Bcf)
NJNG, Core Customers	20.6	24.2	94.7	95.9
NJNG, Off System/Capacity Management	43.7	50.6	129.8	162.3
NJRES Fuel Mgmt. and Wholesale Sales	103.0	127.5	360.8	410.4
Total	167.3	202.3	585.3	668.6

Common Stock Data
Yield at June 30	2.6%	2.5%	2.6%	2.5%
Market Price
High	$43.50	$38.56	$43.50	$38.56
Low	$38.95	$33.91	$30.46	$28.02
Close at June 30	$39.70	$38.55	$39.70	$38.55
Shares Out. at June 30	86,466	86,076	86,466	86,076
Market Cap. at June 30	$3,432,695	$3,318,242	$3,432,695	$3,318,242

NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

	Three Months Ended		Nine Months Ended
(Unaudited)	June 30,		June 30,
(Thousands, except customer & weather data)	2017	2016	2017	2016
NATURAL GAS DISTRIBUTION

Utility Gross Margin
Operating revenues	$121,362	$119,206	$602,464	$513,348
Less:
Gas purchases	49,448	51,337	229,357	182,846
Energy and other taxes	6,208	6,112	33,796	26,266
Regulatory rider expense	5,216	6,360	37,710	37,203
Total Utility Gross Margin	$60,490	$55,397	$301,601	$267,033

Utility Gross Margin, Operating Income and Net Income
Residential	$34,837	$31,742	$193,934	$165,491
Commercial, Industrial & Other	9,342	8,522	44,157	40,039
Firm Transportation	11,408	10,573	48,858	46,104
Total Firm Margin	55,587	50,837	286,949	251,634
Interruptible	1,503	1,127	4,544	3,683
Total System Margin	57,090	51,964	291,493	255,317
Off System/Capacity Management/FRM/Storage Incentive	3,400	3,433	10,108	11,716
Total Utility Gross Margin	60,490	55,397	301,601	267,033
Operation and maintenance expense	34,807	32,612	101,793	96,122
Depreciation and amortization	12,425	12,297	36,718	35,133
Other taxes not reflected in gross margin	907	1,104	3,406	3,608
Operating Income	$12,351	$9,384	$159,684	$132,170

Net Income	$5,951	$3,607	$96,532	$83,494

Throughput (Bcf)
Residential	5.4	6.1	37.7	34.3
Commercial, Industrial & Other	1.1	1.3	7.9	6.7
Firm Transportation	2.6	2.8	12.7	12.4
Total Firm Throughput	9.1	10.2	58.3	53.4
Interruptible	11.5	14.0	36.4	42.5
Total System Throughput	20.6	24.2	94.7	95.9
Off System/Capacity Management	43.7	50.6	129.8	162.3
Total Throughput	64.3	74.8	224.5	258.2

Customers
Residential	457,542	446,081	457,542	446,081
Commercial, Industrial & Other	27,245	26,668	27,245	26,668
Firm Transportation	43,796	47,041	43,796	47,041
Total Firm Customers	528,583	519,790	528,583	519,790
Interruptible	34	35	34	35
Total System Customers	528,617	519,825	528,617	519,825
Off System/Capacity Management*	24	24	24	24
Total Customers	528,641	519,849	528,641	519,849
*The number of customers represents those active during the last month of the period.
Degree Days
Actual	420	552	4,105	3,850
Normal	502	509	4,556	4,654
Percent of Normal	83.7%	108.4%	90.1%	82.7%

NEW JERSEY RESOURCES REPORTS FISCAL 2017 THIRD-QUARTER RESULTS

	Three Months Ended		Nine Months Ended
(Unaudited)	June 30,		June 30,
(Thousands, except customer, SREC and megawatt)	2017	2016	2017	2016
CLEAN ENERGY VENTURES

Operating Revenues
SREC sales	$8,312	$8,135	$17,809	$16,027
Wind electricity sales and other	3,513	2,297	10,231	6,410
Solar electricity sales and other	1,450	1,101	2,984	2,406
Sunlight Advantage	1,640	1,170	4,401	3,316
Total Operating Revenues	$14,915	$12,703	$35,425	$28,159

Depreciation and Amortization	$8,154	$6,070	$23,118	$17,056

Operating Income (Loss)	$1,016	$1,734	$(4,636)	$(2,884)

Income Tax Benefit	$8,122	$2,784	$44,765	$28,433

Net Income	$6,098	$2,448	$30,453	$19,423

Net Financial Earnings	$6,276	$2,440	$31,861	$21,898

Solar Renewable Energy Certificates Generated	56,294	43,403	125,730	100,998

Solar Renewable Energy Certificates Sold	34,000	39,137	76,669	76,369

Solar Megawatts Eligible for ITCs	25.6	13.9	31.9	16.4

Solar Megawatts Under Construction	5.6	13.1	5.6	13.1

Wind Megawatts Installed/Acquired	—	—	39.9	50.7

Wind Megawatts Under Construction	—	39.9	—	39.9

ENERGY SERVICES

Operating Income
Operating revenues	$307,139	$250,307	$1,064,607	$848,958
Less:
Gas purchases	301,106	289,703	1,008,675	843,936
Operation and maintenance expense	4,359	5,232	13,828	13,163
Depreciation and amortization	16	23	49	69
Energy and other taxes	370	253	1,137	706
Operating Income (Loss)	$1,288	$(44,904)	$40,918	$(8,916)

Net Income (Loss)	$2,475	$(28,473)	$27,717	$(5,499)

Financial Margin	$3,564	$5,737	$43,863	$56,959

Net Financial Earnings	$933	$276	$20,166	$27,585

Gas Sold and Managed (Bcf)	103.0	127.5	360.8	410.4

MIDSTREAM

Equity in Earnings of Affiliates	$4,049	$3,359	$13,499	$10,412

Other Income	$1,085	$807	$2,993	$2,282

Income tax provision	$1,609	$1,501	$4,760	$4,671

Net Income	$2,959	$2,338	$10,294	$6,910

HOME SERVICES AND OTHER

Operating Revenues	$14,408	$14,408	$32,918	$31,912

Operating Income (Loss)	$1,991	$3,820	$(568)	$(826)

Other Income, Net	$273	$219	$6,101	$603

Net Income	$1,295	$2,418	$3,545	$662

Total Service Contract Customers at June 30	112,289	114,312	112,289	114,312